Exhibit 10.2

SENIOR SECURED PROMISSORY NOTE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS IN THESE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

BEGINNING NO LATER THAN 10 DAYS AFTER THE ISSUE DATE, THE ISSUE DATE AND YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED BY SUBMITTING A WRITTEN REQUEST FOR SUCH INFORMATION TO THE ISSUER AT THE FOLLOWING ADDRESS: GOLDRICH MINING COMPANY, 2607 SOUTHEAST BLVD., SUITE B211, SPOKANE, WASHINGTON 99223-7614, ATTENTION: WILLIAM SCHARA.

Dated: _______________U.S. $________________

FOR VALUE RECEIVED, GOLDRICH MINING COMPANY, an Alaska corporation with an address of 2607 Southeast Blvd., Suite B211, Spokane, WA 99223 (the “Company”), promises to pay to the order of __________ or his assigns (“Holder”), on or before February 29, , 2020 (the “Maturity Date”), the principal amount of U.S. $_________________ (the “Principal Sum”), together with interest (“Interest”) as provided in this Senior Secured Promissory Note (as amended, restated, supplemented or otherwise modified from time to time, this “Note”) on the outstanding portion of the Principal Sum, which interest will accrue from the date of the loan memorialized by this Note until repayment in full of the Principal Sum and all Interest payable on the Principal Sum.

Interest will be computed on the basis of a 360-day year of twelve 30-day months. Company will pay Interest on the Principal Sum at the Applicable Rate (as defined below), quarterly on each March 31, June 30, September 30 and December 31 of each year or, if any such date is not a

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Business Day (as defined below), on the next succeeding Business Day to occur after such date (each date upon which interest is so payable, an “Interest Payment Date”). Payment of such Interest will be deemed made on the date of (i) a wire transfer of immediately available funds to an account at a bank designated in writing by Holder or the date a check in the applicable amount payable to the order of Holder is received by Holder at its address as reflected in the Loan Agreement (as defined below).

This Note is one of the “Notes” referred to in that certain Amended and Restated Loan, Security, and Intercreditor Agreement effective as of November 1, 2019, by and among Company, Goldrich Placer, LLC, and various holders including the Holder (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”). As provided in Section 2 below, (i) repayment of all amounts owed under this Note is guaranteed by Goldrich Placer, LLC (the “Guarantor”), Company’s wholly owned subsidiary, pursuant to a Guaranty effective as of November 1, 2019, given by Guarantor in favor of all holders under the Loan Agreement (the “Guaranty”), and (ii) the Notes and other obligations of Company and Guarantor are secured by that certain Deed of Trust With Power of Sale, Assignment of Production, Security Agreement, and Financing Statement given by Company and Guarantor (jointly and severally, as “Trustor”) to Yukon Title Company, Inc. (as “Trustee”) and Nicholas Gallagher as agent (“Agent”) for the holders (collectively, “Beneficiary”), effective as of November 1, 2019 (the “Deed of Trust”).

As used herein:

“Applicable Rate” means 15% per annum, subject to the adjustment provisions contained in Section 3 hereof. In the event that any interest rate(s) provided for in this Note are determined to be unlawful, such interest rate(s) will be computed at the highest rate permitted by applicable law. Any payment by Company of any interest amount in excess of that permitted by law will be considered a mistake, with the excess being applied to the Principal Sum of this Note without prepayment premium or penalty; if no such Principal Sum is outstanding, such excess will be returned to Company.

“Business Day” means any day except a Saturday, Sunday, or any other day on which commercial banks in the City of Spokane, Washington are authorized by law to close.

This Note is issued pursuant to the Loan Agreement. Holder is entitled to the benefits of this Note and the Loan Agreement, as it relates to the Note, and may enforce the agreements of Company contained herein and therein and exercise the remedies of Holder provided for hereby and thereby or otherwise available in respect hereto and thereto.

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder hereof, by the acceptance of this Note, agrees:

1.Payment and Prepayment. On the Maturity Date, the unpaid portion of the Principal Sum, together with any accrued but unpaid Interest thereon and all other amounts payable hereunder, will be due and payable. Any amount due under this Note, including Interest thereon, may be prepaid, without penalty, as a whole or in part at any time at the election of Company upon at least two (2) Business Days prior written notice to Holder. Any such

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payment or prepayment amount will be applied first to the payment of expenses due under this Note, second to Interest accrued but unpaid on the Principal Sum, and third, if the amount of prepayment exceeds the amount of all such expenses and accrued Interest, to the payment of the Principal Sum of this Note.

2.Guaranty and Deed of Trust. Repayment of this Note is guaranteed by Guarantor pursuant to the Guaranty. The obligations of Company under this Note and the obligations of Guarantor under the Guaranty are secured by the Deed of Trust.

3.Adjustments to the Applicable Rate Upon Event of Default. Upon the occurrence of any Event of Default as defined in Section 4 hereof, until such time as the earlier of either (i) the Event of Default has been cured in the reasonable judgment of Agent for Holder as evidenced in writing or (ii) all amounts due and payable under this Note are paid in full pursuant to the terms hereof, any amounts owing hereunder will bear an Applicable Rate equal to twenty percent (20%) per annum and will be immediately due and payable to Holder upon written demand from the Agent of Holder to Company.

4.Events of Default. Each of the following events will be an “Event of Default” hereunder:

a.Company fails to pay (i) any portion of the principal amount of this Note on the Maturity Date or (ii) any accrued and unpaid Interest on any Interest Payment Date and such failure continues for three (3) Business Days or (iii) any other amount that is due and payable hereunder or under the Loan Agreement and such failure continues for ten (10) Business Days after demand for such payment is made by the Agent for Holder;

b.Company fails to observe or perform any other covenant or agreement applicable to Company under this Note or the Loan Agreement and fails to cure such failure within 10 Business Days of notice of such failure by the Agent for Holder to Company;

c.Guarantor fails to observe or perform any covenant or agreement applicable to Guarantor under the Guaranty and fails to cure such failure within 10 Business Days of notice of such failure by the Agent for Holder to Company;

d.at any time the Guaranty ceases to be in full force and effect or Guarantor so asserts in writing;

e.Company hereafter transfers any interest in Guarantor to any person other than (i) Holder or (ii) a person that is directly or indirectly wholly-owned by Company;

f.any representation or warranty made by Company in this Note or the Loan Agreement, or by Guarantor in the Loan Agreement or the Guaranty, proves to have been materially false or materially misleading when made;

g.Company or Guarantor files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any

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assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing;

h.an involuntary petition is filed against Company or Guarantor under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Company or Guarantor;

i.Company or Guarantor executes an assignment with respect to substantially all of its assets;

j.any other creditor of Company or Guarantor commences an action to collect any amount allegedly due and owing to said creditor; or

k.the occurrence of any “Event of Default” not otherwise described above under the Loan Agreement, the Guaranty, or the Deed of Trust.

5.Successors and Assigns. Subject to the restrictions on transfer described in Sections 7 and 8 hereof, the rights and obligations of Company and Holder of this Note will be binding upon and benefit the successors, assigns, heirs, administrators, and transferees of the parties.

6.Waiver and Amendment. Any provision of this Note may be amended, waived, or modified only upon the written consent of Company and Holder.

7.Transfer of this Note. This Note may be transferred in whole or in part to any Affiliate of Holder (for purposes of this Section 7, “Affiliate” has the meaning given thereto in Rule 12b-2 promulgated under the U.S. Securities and Exchange Act of 1934, as amended) without the consent of Company upon prior written notice provided by Holder to Company specifying such assignment, the interest assigned, and the identity of the assignee, which notice will be retained by Company as a book entry register in accordance with Treasury Regulations Section 5f.103-l(c)(2) promulgated under the Internal Revenue Code of 1986, as amended; provided that this Note may not be transferred in violation of any restrictive legend set forth hereon. This Note may be transferred in whole or in part to any other person with the consent of the Company (which consent will not be unreasonably withheld), upon prior written notice provided by Holder to Company specifying such assignment, the interest assigned, and the identity of the assignee and evidencing compliance with the restrictive legend set forth hereon. Each new Note issued upon transfer of this Note will bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the reasonable opinion of counsel for Company such legend is not required in order to ensure compliance with the Securities Act. Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note will be registered upon registration books maintained for such purpose by or on behalf of Company. Prior to presentation of this Note for registration of transfer, Company will treat the registered holder hereof as the owner of this Note for the purpose of receiving all payments of principal and interest hereon and

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for all other purposes whatsoever, regardless of whether this Note is overdue, and Company will not be affected by notice to the contrary. For any transfer of this Note under this Section 7 to be valid and enforceable, any transferee of this Note must agree to a novation in form and substance reasonably satisfactory to Company and pursuant to which the transferee will become bound to perform any and all of Holder’s then-unperformed or contingent obligations under the Loan Agreement and this Note.

8.Assignment by Company. Neither this Note nor any of the rights, interests, or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Company, without the prior written consent of Holder.

9.Treatment of Note. To the extent permitted by generally accepted accounting principles, Company will treat, account, and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state, or local tax authorities.

10.Notices. Any notice, request, or other communication required or permitted hereunder must be in writing and will be deemed to have been duly given if delivered in accordance with the Loan Agreement.

11.Revival and Reinstatement of Obligation. To the extent that any payment made hereunder to Holder is subsequently required to be, and is, returned to Company for any reason, including, without limitation, that such payment is invalidated, declared fraudulent, or preferential or set aside or is required to be, and is, repaid to a trustee, receiver, or any other party under any bankruptcy, insolvency, or reorganization act, federal or state law, common law, or equitable cause, then that portion of this Note previously satisfied by such payment will be revived and continue in full force and effect as if such payment had never been made.

12.Expenses; Waivers. If action is instituted to collect this Note, Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred in connection with such action. Company hereby waives notice of default, presentment, or demand for payment, protest or notice of nonpayment or dishonor, and all other notices or demands relative to this instrument.

13.Governing Law and Construction. THE VALIDITY, CONSTRUCTION, AND ENFORCEABILITY OF THIS NOTE WILL BE GOVERNED BY THE LAWS OF THE STATE OF ALASKA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. Whenever possible, each provision of this Note and any other statement, instrument, or transaction contemplated hereby or relating hereto will be interpreted so as to be effective and valid under such applicable law, but if any provision of this Note or any other statement, instrument, or transaction contemplated hereby or relating hereto is held to be prohibited or invalid under such applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or any other statement, instrument, or transaction contemplated hereby or relating hereto.

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14.Venue. THIS NOTE AND THE OTHER TRANSACTION DOCUMENTS MAY BE ENFORCED IN ANY FEDERAL COURT OR ALASKA STATE COURT SITTING IN FAIRBANKS OR ANCHORAGE, ALASKA; AND THE PARTIES CONSENT TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVE ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT A PARTY COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, THE OTHER PARTY AT ITS OPTION WILL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

15.Waiver of Trial By Jury. EACH OF THE COMPANY AND THE HOLDER, BY ITS ACCEPTANCE OF THIS NOTE, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW.

16.Severability. Any provision of this Note held to be invalid, illegal, or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability without affecting the validity, legality, and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction will not invalidate such provision in any other jurisdiction.

17.Headings. Paragraph headings used in this Note are for convenience of reference only, are not part of this Note and will not affect the construction of, or be taken into consideration in interpreting, this Note.

18.Notice Required by AS 34.20.160. COMPANY AGREES AND CONFIRMS THAT (i) IT IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNTS DUE UNDER THE NOTES AND OTHER OBLIGATIONS and (ii) AGENT (ON BEHALF OF ALL HOLDERS) HAS THE RIGHT TO SUE ON THE NOTES AND OTHER OBLIGATIONS AND TO OBTAIN A PERSONAL JUDGMENT AGAINST COMPANY FOR SATISFACTION OF THE AMOUNTS DUE UNDER THE NOTES AND OTHER OBLIGATIONS EITHER BEFORE OR AFTER A JUDICIAL FORECLOSURE UNDER ALASKA STATUTES 09.45.170-09.45.220 OF THE DEED OF TRUST GIVEN BY COMPANY AND GUARANTOR TO SECURE PAYMENT OF THE AMOUNTS DUE UNDER THE NOTES AND OTHER OBLIGATIONS.

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IN WITNESS WHEREOF, Company has caused this Note to be issued effective as of the date first written above.

GOLDRICH MINING COMPANY,
an Alaska corporation

By: ____________________________

Name: _____________________

Title: ______________________

ACCEPTED BY:

_________________________

[holder]

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